CERTIFICATION PURSUANT TO SECTION 06 OF THE SABANES-OXLEY ACT OF 2002
    (SUBSECTION (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                  STATES CODE)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, subsections (a) and
(b) of Section 1350 , chapter 63 of Title 18, United States Code), each of the undersigned officers of Subjex Corporation, a Minnesota corporation (the "Company"), does certify with respect to the Quarterly Report of the Company on Form 10-QSB for the three months ended March 31, 2004 as filed with the Securities and Exchange Commission (the "10-QSB Report") that: (1) the 10-QSB Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the 10-QSB Report fairly presents in all material respects, the financial condition and results of the Company.


                              By /s/ Andrew Hyder

                              Andrew Hyder, CEO (acting CFO)
                              October 26, 2005